TABLE OF CONTENTS Page IMPORTANT NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 LETTER FROM CEO ROBERT KEANE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 SUMMARY CONSOLIDATED RESULTS: 3-YEAR TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 INCOME STATEMENT HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 CASH FLOW AND RETURN ON INVESTED CAPITAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 DEBT AND SHARE REPURCHASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 SEGMENT RESULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 VISTAPRINT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 UPLOAD AND PRINT: PRINTBROTHERS AND THE PRINT GROUP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 NATIONAL PEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 ALL OTHER BUSINESSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 CENTRAL AND CORPORATE COSTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 CURRENCY IMPACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 HOUSEKEEPING ITEMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 BALANCE SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 INCOME STATEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 CASH FLOW STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 ABOUT NON-GAAP MEASURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 NON-GAAP RECONCILIATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 ABOUT CIMPRESS, SAFE HARBOR STATEMENT AND CONTACT INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . 34 Page 2 of 34

CIMPRESS' UPPERMOST FINANCIAL OBJECTIVE Our uppermost financial objective is to maximize our intrinsic value per share (“IVPS”). We define IVPS as (a) the unlevered free cash flow per diluted share that, in our best judgment, will occur between now and the long-term future, appropriately discounted to reflect our cost of capital, minus (b) net debt per diluted share. We define unlevered free cash flow as adjusted free cash flow plus cash interest expense related to borrowing. We endeavor to make all financial decisions in service of this priority. As such, we often make decisions that could be considered non-optimal were they to be evaluated based on other criteria such as (but not limited to) near- and mid-term revenue, operating income, net income, EPS, adjusted EBITDA, and cash flow. IVPS is inherently long term in nature. Thus an explicit outcome of this is that we accept fluctuations in our financial metrics as we make investments that we believe will deliver attractive long-term returns on investment. OUR STRATEGY Cimpress invests in and builds customer-focused, entrepreneurial, mass customization businesses for the long term, which we manage in a decentralized, autonomous manner. We drive competitive advantage across Cimpress through a select few shared strategic capabilities that have the greatest potential to create company-wide value. We limit all other central activities to only those which absolutely must be performed centrally. Page 3 of 34

LETTER FROM ROBERT Dear Investor, It has been one year since we announced significant changes: new leadership at Vistaprint, the creation of two segments within Upload and Print, a pull back of prospect marketing at National Pen and the restructuring of several of our startup businesses in the All Other Businesses segment. We are pleased with the steady progress we have made both operationally and financially in all reporting segments since then. All of our businesses executed well in our seasonally important second quarter and we are making significant investments and cultural transformations across Cimpress. I am grateful to the many team members across our businesses who have worked so hard to achieve those results and I am excited about our direction. We are foregoing top-line growth where we do not believe it can generate sufficient returns on the capital it requires or if it otherwise distracts from areas of the business that have an opportunity to generate higher returns on capital. Our organic constant-currency revenue was flat year over year and we do not expect it to accelerate significantly in the near term. That being said, we are optimistic that our execution focus and our investment in new capabilities will, over time, provide us with attractive growth opportunities. On the other hand, we continue to deliver strong bottom-line results. You can see the results of our improved execution throughout this document in our highest-ever quarterly, year-to-date, and trailing-twelve-month figures for operating income, adjusted EBITDA, cash from operations, and free cash flow. Our adjusted return on invested capital has also increased to 25% compared to 14% at this time last year. Our increased profitability and cash flows over recent quarters have provided us the opportunity to allocate significant capital to share repurchases while maintaining modest leverage. During the second quarter, we repurchased 2,279,736 Cimpress shares for $305.3 million at an average price per share of $133.91. Year to date, we have repurchased 4,243,365 Cimpress shares for $537.6 million at an average price per share of $126.69. This represents 13.9% of the shares outstanding at the end of fiscal year 2019. At the same time, our leverage ratio stayed flat from September 30, 2019 to December 31, 2019 at 2.99 times trailing twelve month EBITDA. Finally, during the past quarter we completed our cross-border merger to Ireland: we are now Cimpress plc. This move provides greater capital allocation flexibility. We intend to host a public mid-year strategy update call and webcast on February 24, 2020, at 10:00 am ET, similar to the call we did last year, where we will review in more detail the progress we've made against the objectives we spoke about at our August 2019 investor day. We will solicit questions in advance of the call. I look forward to speaking with you then. Sincerely, Robert S. Keane Founder, Chairman & CEO Please see non-GAAP reconciliations at the end of this document. Page 4 of 34

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE AND INCOME FROM OPERATIONS:

	Q2 FY2018	Q2 FY2019	Q2 FY2020	YTD FY2018	YTD FY2019	YTD FY2020
Vistaprint	$ 439,332	$ 443,940	$ 433,305	$ 765,618	$ 789,260	$ 776,476
PrintBrothers	107,366	116,314	126,617	199,240	217,703	235,907
The Print Group	85,631	87,740	87,699	154,243	158,740	159,957
National Pen	126,098	132,951	127,985	185,815	198,922	198,148
All Other Businesses	7,498	48,256	49,774	26,202	55,971	92,050
Inter-segment eliminations	(3,871)	(3,634)	(5,047)	(5,780)	(6,048)	(8,246)
Total revenue	**$ 762,054**	**$ 825,567**	**$ 820,333**	**$ 1,325,338**	**$ 1,414,548**	**$ 1,454,292**
Reported revenue growth	*32%*	*8%*	*(1)%*	*30%*	*7%*	*3%*
Organic constant currency revenue growth	*11%*	*6%*	*— %*	*11%*	*7%*	*2%*
Income from operations	**$ 72,709**	**$ 90,615**	**$ 121,595**	**$ 119,322**	**$ 84,627**	**$ 146,974**
Income from operations margin	*10%*	*11%*	*15 %*	*9%*	*6%*	*10%*

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA:

	Q2 FY2018	Q2 FY2019	Q2 FY2020	YTD FY2018	YTD FY2019	YTD FY2020
Vistaprint	$ 111,007	$ 96,963	$ 132,160	$ 152,798	$ 156,957	$ 212,740
PrintBrothers	11,982	11,691	16,459	20,450	22,262	27,236
The Print Group	16,777	16,368	18,105	29,000	28,214	31,739
National Pen	19,367	26,634	28,099	22,073	10,166	18,249
All Other Businesses	(3,009)	(2,294)	3,668	(3,339)	(7,016)	5,385
Total segment EBITDA	**$ 156,124**	**$ 149,362**	**$ 198,491**	**$ 220,982**	**$ 210,583**	**$ 295,349**
Central and corporate costs	(22,919)	(24,263)	(28,934)	(45,999)	(49,483)	(56,363)
Unallocated share-based compensation	(7,486)	11,138	(2,774)	(9,558)	7,070	(2,275)
Exclude: share-based compensation included in segment EBITDA	11,801	(5,612)	8,325	18,570	3,305	13,075
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	(3,513)	7,446	10,408	(4,147)	9,053	15,246
Adjusted EBITDA	**$ 134,007**	**$ 138,071**	**$ 185,517**	**$ 179,848**	**$ 180,528**	**$ 265,033**
Adjusted EBITDA margin	*18%*	*17%*	*23%*	*14%*	*13%*	*18%*
Adjusted EBITDA year-over-year growth	*42%*	*3%*	*34%*	*39%*	*—%*	*47%*

CASH FLOW AND OTHER METRICS:

	Q2 FY2018	Q2 FY2019	Q2 FY2020	YTD FY2018	YTD FY2019	YTD FY2020
Net cash provided by operating activities	$ 160,363	$ 183,270	$ 202,192	$ 176,742	$ 205,490	$ 265,097
Net cash (used in) provided by investing activities[1]	(26,364)	(299,940)	(24,453)	35,934	(349,508)	(53,816)
Net cash (used in) provided by financing activities	(138,282)	118,218	(174,385)	(213,741)	149,861	(207,390)
Adjusted free cash flow	132,712	154,841	177,345	119,676	144,780	213,586
Cash interest related to borrowing	15,537	20,423	23,929	22,056	26,123	33,313

[1] In Q1 of FY2018, Cimpress divested the Albumprinter business for $93,071, net of transactions costs and cash divested. Pro-forma net cash (used in) investing activities excluding this divestiture was (57,137) in YTD Q2 FY2018.

Please see non-GAAP reconciliations at the end of this document.

Page 5 of 34

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

$ in thousands, except where noted

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q2 FY2018	Q2 FY2019	Q2 FY2020	YTD FY2018	YTD FY2019	YTD FY2020
Adjusted EBITDA	$ 134,007	$ 138,071	$ 185,517	$ 179,848	$ 180,528	$ 265,033
Cash restructuring payments	(6,844)	(425)	(494)	(10,926)	(1,656)	(2,756)
Cash taxes	(5,083)	(5,512)	(711)	(10,452)	(10,961)	(5,183)
Other changes in net working capital (ex. earn-out payments) and other reconciling items	53,820	71,559	41,809	40,328	63,702	41,316
Purchases of property, plant and equipment	(18,217)	(17,741)	(13,901)	(38,674)	(38,767)	(28,094)
Purchases of intangible assets not related to acquisitions	(254)	—	—	(278)	(22)	—
Capitalization of software and website development costs	(9,180)	(10,688)	(10,946)	(18,114)	(21,921)	(23,417)
Adjusted free cash flow before cash interest related to borrowing	**$ 148,249**	**$ 175,264**	**$ 201,274**	**$ 141,732**	**$ 170,903**	**$ 246,899**
Cash interest related to borrowing	(15,537)	(20,423)	(23,929)	(22,056)	(26,123)	(33,313)
Adjusted free cash flow	**$ 132,712**	**$ 154,841**	**$ 177,345**	**$ 119,676**	**$ 144,780**	**$ 213,586**

Q2 FY2020 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)


$185.5
($0.5)
($0.7)
$41.8
($13.9)
($10.9)
$201.3
($23.9)
$177.3
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted free cash flow before interest related to borrowing
Cash interest related to borrowing
Adjusted free cash flow

YTD FY2020 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)


$265.0
($6.0)
($5.2)
$41.3
($28.1)
($23.4)
$246.9
($33.3)
$213.6
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted free cash flow before interest related to borrowing
Cash interest related to borrowing
Adjusted free cash flow

Please see non-GAAP reconciliations at the end of this document.

Page 6 of 34

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND

$ in millions, except percentages and share data

Revenue & Reported Revenue Growth (1)



$762
$636
$631
$589
$826
$662
$675
$634
$820
32%
16%
12%
5%
8%
4%
7%
8%
(1)%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

(1) Reported revenue growth rates are impacted by the timing of acquisitions and divestitures.

Organic Constant-Currency Revenue Growth



11%
11%
11%
8%
6%
3%
5%
4%
—%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Cash Flow from Operations (2)



$160
$(32)
$48
$22
$183
$17
$109
$63
$202
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Adjusted Free Cash Flow & Cash Interest Related to Borrowing (3)



Adj. FCF
Interest
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

	Q218	Q318	Q418	Q119	Q219	Q319	Q419	Q120	Q220
Adj. FCF	$133	($3)	$23	($10)	$155	($15)	$82	$36	$177
Interest (3)	$16	$6	$21	$6	$20	$8	$22	$9	$24

(2) Q3FY18 cash flow from operations includes the payment of contingent earn-out liabilities of $49.2 million related to the WIRmachenDRUCK and Easyflyer acquisitions.
(3) Cash interest related to borrowing is total cash interest less interest expense for Waltham, MA lease.

Please see non-GAAP reconciliations at the end of this document.

Page 7 of 34

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND (CONTINUED)

$ in millions, except percentages and share data

GAAP Operating Income (Loss) & Adjusted EBITDA


GAAP OI (Loss)
Adjusted EBITDA
$73 $134
$17 $69
$22 $78
($6) $42
$91 $138
$30 $89
$49 $117
$25 $80
$122 $186
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Net Income (Loss) Attributable to Cimpress


$30
($2)
($7)
($15)
$69
$7
$34
$20
$190
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Net Debt (1)


Cash / cash equivalents
High yield notes
Term loan
Revolver
Other debt
$40 $50 $44 $48 $48 $44 $35 $31 $37
($275) ($275)
($400) ($400) ($400) ($400) ($400) ($400) ($400)
($293) ($289)
($285) ($279) ($274)
($516) ($505) ($491) ($478)
($133) ($249) ($147) ($191) ($376) ($156) ($116) ($331) ($488)
($8) ($8) ($7) ($6) ($10) ($16) ($14) ($17) ($15)
($668) ($770) ($795) ($828) ($1,012) ($1,043) ($1,000) ($1,208) ($1,344)
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Weighted Average Shares Outstanding (Millions) (2)


Basic
Diluted
32.3 30.7 30.8 30.9 31.8 31.5 31.3 30.5 27.9
31.0 30.7 30.8 30.9 30.9 30.8 30.6 29.7 27.0
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

(1) Excludes debt issuance costs
(2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss.

Please see non-GAAP reconciliations at the end of this document.

Page 8 of 34

INCOME STATEMENT HIGHLIGHTS

Our **reported revenue** declined 1% in Q2, and **organic constant-currency revenue** was flat year over year. This result was in line with the expectations we set at the beginning of the year, as revenue from Vistaprint and National Pen declined slightly, while our other segments continued to grow. Revenue trends are discussed in more detail in the segment commentary of this document.

Q2 FY2020 **GAAP operating income** increased $31.0 million year over year to $121.6 million due to profitability improvements across all of our segments, driven by planned advertising expense reductions and other improvements in Vistaprint and National Pen, COGS and operating expense efficiencies in our upload and print businesses, and significantly reduced net investment in our early-stage businesses. Additionally, amortization of acquired intangibles declined $1.7 million year over year. Operating profit grew despite the following items that negatively influenced the year-over-year Q2 FY2020 result:

- The non-recurrence of a $15.4 million share-based compensation benefit in the year-ago period, in which we reversed costs related to our supplemental performance share unit awards (SPSUs) as we concluded in Q2 FY2019 that the achievement of the relevant performance condition was no longer probable.
- Approximately $3 million of consulting fees related to Vistaprint transformation projects.
- Approximately $2 million of professional fees related to our cross-border merger to Ireland.
- An approximately $4 million year-over-year increase to technology spend, excluding the impact of share-based compensation already described above.
- A $0.9 million increase in restructuring charges.

Adjusted EBITDA for Q2 FY2020 was $185.5 million, up 34% from Q2 FY2019. Adjusted EBITDA was up significantly due to many of the same reasons described above. Note that share-based compensation, restructuring charges and amortization of intangible assets are excluded from our adjusted EBITDA calculation. Another meaningful difference between operating income and adjusted EBITDA is the inclusion of realized gains or losses on our currency derivatives intended to hedge EBITDA, which was a year-over-year benefit this quarter (details on page 20).

(continued on next page)

2-Year Stacked Reported Revenue Growth


Earlier period
Later period
48%
32%
16%
42%
16%
26%
30%
12%
18%
32%
5%
27%
40%
8%
32%
20%
4%
16%
19%
7%
12%
13%
8%
5%
7%
8%
(1)%
Q2'17+Q2'18
Q3'17+Q3'18
Q4'17+Q4'18
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19
Q1'19+Q1'20
Q2'19+Q2'20

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
19%
11%
8%
22%
11%
11%
20%
11%
9%
20%
8%
12%
17%
6%
11%
14%
3%
11%
16%
5%
11%
12%
4%
8%
6%
6%
Q2'17+Q2'18
Q3'17+Q3'18
Q4'17+Q4'18
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19
Q1'19+Q1'20
Q2'19+Q2'20

GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly)


$73
10%
$17
3%
$22
4%
($6)
(1)%
$91
11%
$30
5%
$49
7%
$25
4%
$122
15%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Adjusted EBITDA ($M) & Margin (%) (Quarterly)


$134
18%
$69
11%
$78
12%
$42
7%
$138
17%
$89
13%
$117
17%
$80
13%
$186
23%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Please see non-GAAP reconciliations at the end of this document.

Page 9 of 34

INCOME STATEMENT HIGHLIGHTS (CONTINUED)

GAAP net income per diluted share for the second quarter was $6.81, versus $2.17 in the same quarter a year ago. Along with the increase in operating income described above, the most material driver was an anticipated benefit in our income tax expense as a result of Swiss tax reform. In our Q1 quarterly earnings document, we described that Swiss tax reform would be enacted in Q2, and that we anticipated a significant benefit to our GAAP tax provision as a result. That came to pass this quarter, resulting in a discrete net tax benefit of approximately $114 million through our income statement from the remeasurement of our Swiss deferred tax assets and liabilities and establishment of new Swiss deferred tax assets related to transitional relief measures. Although this resulted in a material tax benefit in our GAAP income statement, this will have no impact on cash taxes for this fiscal year. In addition to the factors described above, GAAP net income was negatively influenced by non-operational, non-cash year-over-year currency impacts in Other income (expense), net (details on page 20).

Gross profit (revenue minus the cost of revenue) increased year over year by $12.2 million in the second quarter. Gross profit improved year over year in most of our businesses, partially offset by a reduction at National Pen. Currency also had a negative impact.

Gross margin (revenue minus the cost of revenue expressed as a percent of revenue) in the second quarter was 52.0%, up from 50.2% in the same quarter a year ago. We saw gross margin improvement across most of our businesses as a result of production and cost efficiencies, as well as reduced discounting in the Vistaprint business.

Contribution profit (revenue minus the cost of revenue, advertising and payment processing) increased year over year by $50.5 million in Q2. In addition to the increase in gross profit, contribution profit also increased due to the positive impact of the reduction in Vistaprint and National Pen advertising spend. Ad spend was relatively flat year over year in our other businesses.

Contribution margin (revenue minus the cost of revenue, the cost of advertising and payment processing, expressed as a percent of revenue) in the second quarter was 38.6%, up from 32.3% in the same quarter a year ago. This was mainly driven by the reduction in Vistaprint and National Pen advertising spend.

Advertising as a percent of revenue decreased significantly year over year for the second quarter from 16.6% to 11.8%, for the same reasons described above.

GAAP Operating Income & Adjusted EBITDA ($M) (TTM)


TTM OI
TTM Adj EBITDA
$289
$308
$326
$323
$327
$347
$387
$424
$471
$68
$126
$158
$105
$123
$136
$164
$195
$226
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Gross Profit ($M) & Gross Margin (%)


Gross Profit
Gross Margin %
$402
$317
$315
$287
$414
$319
$330
$308
$426
52.7%
49.8%
49.8%
48.6%
50.2%
48.2%
48.9%
48.6%
52.0%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Contribution Profit ($M) & Contribution Margin (%)


Contribution Profit
Contribution Margin %
$261
$198
$206
$163
$266
$210
$239
$205
$317
34.3%
31.2%
32.6%
27.7%
32.3%
31.8%
35.4%
32.3%
38.6%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Please see non-GAAP reconciliations at the end of this document.

Page 10 of 34

CASH FLOW & RETURN ON INVESTED CAPITAL We generated $202.2 million of cash from operations in Adjusted Free Cash Flow & Q2 FY2020, compared with $183.3 million in the year-ago Cash Interest Related to Borrowing ($M) period. The increase was driven by a $47.4 million increase (Quarterly) in adjusted EBITDA as described on page 9 of this document. Additionally, cash from operations benefited FCF Interest from a $4.8 million year-over-year decline in cash taxes. These benefits were partially offset by $30 million lower seasonal working capital inflows, impacted by lower advertising spend as well as several large one-time favorable timing items in the prior year. Cash interest payments related to borrowings were $3.5 million higher year over year, and cash restructuring payments were flat year over year. The chart "Certain Cash Payments Impacting Cash Flow from Operations" on the next page 18 18 18 19 19 19 19 20 20 FY FY FY FY FY FY FY FY FY illustrates the impact of interest expense, restructuring Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 payments and earn-outs on our operating cash flow. Adjusted free cash flow was $177.3 million in the second Q2FY Q3FY Q4FY Q1FY Q2FY Q3FY Q4FY Q1FY Q2FY quarter of FY2020 compared to $154.8 million in the same 18 18 18 19 19 19 19 20 20 period a year ago. Adjusted free cash flow benefited from Adj. FCF $133 ($3) $23 ($10) $155 ($15) $82 $36 $177 similar factors as our operating cash flow. In addition, Q2 Interest $16 $6 $21 $6 $20 $8 $22 $9 $24 FY2020 capital expenditures and capitalized software decreased by $3.6 million in total compared to the year-ago Adjusted Free Cash Flow & period. Cash Interest Related to Borrowing ($M) (TTM) Internally, our most important annual performance metric is unlevered free cash flow, which we define as adjusted free cash flow plus cash interest expense related to FCF Interest borrowing. The top two charts at the right illustrate these components on a quarterly and trailing-twelve-month basis. $64 $60 The GAAP operating measures that we use as a basis to $57 $53 calculate adjusted return on invested capital (adjusted $48 $55 $44 $49 $43 $258 $281 ROIC) are total debt, total shareholders' equity, and $212 $165 $153 operating income. Debt increased compared to the year- $106 $124 $139 $142 ago period in conjunction with our recent share 18 18 18 19 19 19 19 20 20 FY FY FY FY FY FY FY FY FY repurchases. On a trailing-twelve-month basis, adjusted Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 ROIC as of December 31, 2019 improved significantly compared to the prior-year Q2 TTM period due to improved profitability. Adjusted Return on Invested Capital (TTM) Adjusted ROIC Adjusted ROIC ex SBC 27% 23% 21% 17% 18% 18% 17% 18% 25% 14% 22% 19% 16% 13% 14% 13% 14% 10% 18 18 18 19 19 19 19 20 20 FY FY FY FY FY FY FY FY FY Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Please see non-GAAP reconciliations at the end of this document. Page 11 of 34

CASH FLOW & ROIC (CONTINUED)


Cash Flow from Operations ($M) (Quarterly)
$160
$(32)
$48
$22
$183
$17
$109
$63
$202
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20


Cash Flow from Operations ($M) (TTM)
$219
$178
$192
$198
$221
$270
$331
$372
$391
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20


Certain Cash Payments Impacting Cash Flow from Operations ($M)* (Quarterly)
Cash Restructuring
Cash Interest Related to Borrowing
Cash Earn-Out Payments
$23
$16
$7
$59
$49
$6
$4
$23
$21
$2
$7
$6
$1
$20
$20
$11
$8
$3
$23
$22
$1
$11
$9
$2
$24
$24
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20


Certain Cash Payments Impacting Cash Flow from Operations ($M)* (TTM)
Cash Restructuring
Cash Interest Related to Borrowing
Cash Earn-Out Payments
$69
$43
$26
$116
$49
$44
$23
$115
$49
$49
$17
$111
$49
$48
$14
$110
$49
$53
$8
$62
$55
$7
$63
$57
$6
$67
$60
$7
$71
$64
$7
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20


Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (Quarterly)
Capital Expenditures
Capitalized Software
$27
$9
$18
$20
$11
$9
$24
$11
$13
$32
$11
$21
$29
$11
$18
$32
$13
$19
$27
$14
$13
$26
$12
$14
$25
$11
$14
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20


Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (TTM)
Capital Expenditures
Capitalized Software
$113
$36
$77
$103
$38
$65
$102
$41
$61
$104
$43
$61
$106
$45
$61
$117
$46
$71
$120
$49
$71
$114
$50
$64
$110
$50
$60
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

** Cash restructuring and cash interest related to borrowing impact both cash flow from operations and adjusted free cash flow. Cash earn-out payments impact cash flow from operations but are excluded from adjusted free cash flow.*

Please see non-GAAP reconciliations at the end of this document.

Page 12 of 34

DEBT & SHARE REPURCHASES

As of December 31, 2019, our total debt net of issuance costs, was $1,370.3 million. Net debt, excluding issuance costs and net of cash on the balance sheet, was $1,344.1 million.

The calculation for our debt-covenant-defined leverage ratio (either total or senior secured debt to trailing-twelve-month EBITDA) uses definitions of both debt and EBITDA that differ from the corresponding figures reported in this document. For example, the EBITDA defined in our debt covenants gives pro forma effect for acquired and divested businesses that closed within each trailing-twelve-month period, as well as other smaller differences.

When calculated per the definitions in our debt covenants, our total leverage ratio was 2.99 as of December 31, 2019, which is flat compared to September 30, 2019, and our senior secured leverage ratio was 2.13, which is up slightly from last quarter. Please see our updated leverage policy statement in the housekeeping section of this document on page 21.

During Q2 FY2020 we repurchased 2,279,736 Cimpress shares for $305.3 million at an average price per share of $133.91. Year to date, we have repurchased 4,243,365 Cimpress shares for $537.6 million at an average price per share of $126.69. We consider share repurchases to be an important category of capital deployment. We make our share repurchase decisions by comparing the potential returns of share repurchases to the potential returns on other uses of that capital. Our choice to repurchase is also guided by obligations under our equity compensation plans, our debt covenants and, as the case may be, acquisitions or similar transactions that may be funded with our own shares, as well as legal and tax considerations.

Total Leverage Ratio*


2.58
2.79
2.75
2.81
3.21
3.19
2.74
3.00
2.99
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Total leverage ratio as calculated in accordance with our debt covenants

Amount Available for Borrowing ($M)


$490
$439
$568
$564
$424
$439
$604
$522
$531
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Interest Expense Related to Borrowing ($M)*
(Income Statement View)


$10
$11
$11
$12
$14
$15
$14
$15
$16
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Excludes interest expense associated with our Waltham, Massachusetts lease as well as investment consideration

Share Repurchases ($M)


$14
$40
$—
$—
$14
$12
$29
$232
$305
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Please see non-GAAP reconciliations at the end of this document.

Page 13 of 34

SEGMENT RESULTS

VISTAPRINT

Vistaprint's Q2 FY2020 reported revenue and constant-currency revenue both declined year over year by 2%. We continue to expect flat-to-negative growth for Vistaprint for the foreseeable future as a result of the changes we have made including substantial reductions in advertising spend which we do not believe meets our return thresholds.

Vistaprint's segment EBITDA increased year over year by 36%, or $35.2 million, in Q2 FY2020. Segment EBITDA margin improved by 870 basis points. Vistaprint's gross profit grew approximately 4% year over year despite the revenue decline, and advertising spend declined $30.8 million, a 34% decrease. These benefits were partially offset by a year-over-year increase in technology investments and consulting costs.

We are pleased with the significant progress we have made in line with the plans we shared at our August 2019 investor day. We are optimistic about the many areas we are investing in for the future. We continue to make many small changes across a number of areas that have improved customer value and helped to optimize our efficiency and performance. The more rigorous use of data - including for advertising spend, discounting, and pricing - is driving an anticipated shift to our mix of customers, revenue and profits toward customers with higher lifetime value. Under the surface of our slightly declining revenue we see growth from repeat customer revenue offset by anticipated declines in revenue from new customers as a result of advertising spend reductions targeted at eliminating inefficient spend.

Vistaprint's commitment to rebuild our foundational basics led us to approach this year's holiday season differently than in the recent past, and our teams executed well. We improved customer satisfaction levels, executed better in our customer service and production facilities, maintained discipline around discounting levels and advertising returns, and required lower capital expenditures to deliver these results. It was a meaningful year-over-year improvement and we are proud of the work that our team did to achieve this result during this operationally challenging period.

Vistaprint's technology team is making steady progress on the multi-year project to rebuild its technology infrastructure. During the quarter, we launched a second proof of concept test site in a small geography built on this new technology. We are happy with progress to date, but caution that we remain only in the very early stages of this technology development process, and we do not expect to launch in our largest (U.S.) market prior to Q3 of FY2021.

Revenue ($M) & Reported Revenue Growth Quarterly


$439
$367
$367
$345
$444
$359
$360
$343
$433
12%
11%
11%
6%
1%
(2)%
(2)%
(1%)
(2%)
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Organic Constant-Currency Revenue Growth Quarterly


9%
7%
9%
7%
3%
1%
—%
1%
(2)%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
12%
3%
9%
8%
1%
7%
9%
9%
8%
1%
7%
1%
3%
(2)%
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19
Q1'19+Q1'20
Q2'19+Q2'20

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly


$111
$70
$68
$60
$97
$83
$88
$81
$132
25%
19%
19%
17%
22%
23%
24%
23%
31%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Vistaprint Advertising ($M) & as % of Revenue


$91
$78
$78
$74
$92
$62
$54
$53
$61
21%
21%
21%
22%
21%
17%
15%
15%
14%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Please see non-GAAP reconciliations at the end of this document.

Page 14 of 34

UPLOAD AND PRINT Financial results for PrintBrothers and The Print Group are presented on page 5 of this document, as well as on the next page. We continue to see aggressive price competition and online search competition in the upload and print space in Europe. We are committed to defending our leadership position, including through continued price reductions. Order volume is growing faster than revenue and EBITDA continues to grow thanks to our focus on cost reductions and leveraging the shared strategic capabilities of Cimpress. Our upload and print businesses are working more closely together than in the past to exploit scale advantages and improve their cost competitiveness. There are also several changes we have made in these businesses which were a drag on revenue in the quarter but contributed to the ability to remain a price leader and to expand EBITDA margins as discussed below. These businesses also continue to invest in modernized e-commerce technologies and increasingly adopt our mass customization platform (MCP) microservices, which we believe over the long term will further improve customer value and the efficiency of each business. Combined upload and print revenue (i.e., the combination of revenue for PrintBrothers and The Print Group, adjusted to exclude inter-segment revenue when conducted between businesses in these segments) in Q2 FY2020 grew year over year by 5% in USD and 6% on an organic constant-currency basis. Year to date, combined upload and print revenue grew 5% in USD and 8% on an organic constant-currency basis. This is at the low end of the growth expectations we set at the beginning of the fiscal year due to significant price pressures: unit volume continues to grow as we anticipated which we believe is a signal that we continue to gain market share. Combined upload and print EBITDA (i.e., the combination of segment EBITDA for PrintBrothers and The Print Group) increased by 23%, or $6.5 million, year over year in Q2 FY2020, and group EBITDA margin was up 200 basis points compared to the year-ago period. These improvements were primarily driven by product mix shifts including the elimination of revenue lines that we do not believe generated economic profit, COGS reductions, and operating expense efficiencies in multiple businesses. These benefits were partially offset by the year-over-year impact of previously described price reductions in response to competition. WHAT BUSINESSES ARE IN THESE SEGMENTS? PRINTBROTHERS: THE PRINT GROUP: Please see non-GAAP reconciliations at the end of this document. Page 15 of 34

PRINTBROTHERS:

Revenue ($M) & Reported Revenue Growth Quarterly



$107 30%
$104 35%
$108 26%
$101 10%
$116 8%
$109 5%
$117 8%
$109 8%
$127 9%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Organic Constant-Currency Revenue Growth Quarterly



19%
17%
16%
12%
12%
14%
15%
13%
8%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

2-Year Stacked Organic Constant-Currency Revenue Growth



Earlier period
Later period
31% 12% 19%
31% 14% 17%
31% 15% 16%
25% 13% 12%
20% 8% 12%
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19
Q1'19+Q1'20
Q2'19+Q2'20

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly



$12 11%
$9 9%
$12 11%
$11 10%
$12 10%
$8 7%
$13 11%
$11 10%
$16 13%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

THE PRINT GROUP:

Revenue ($M) & Reported Revenue Growth Quarterly



$86 23%
$80 23%
$86 13%
$71 4%
$88 3%
$79 (2)%
$88 3%
$72 2%
$88 —%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Organic Constant-Currency Revenue Growth Quarterly



13%
7%
4%
5%
6%
6%
9%
7%
3%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

2-Year Stacked Organic Constant-Currency Revenue Growth



Earlier period
Later period
19% 6% 13%
13% 6% 7%
13% 9% 4%
12% 7% 5%
9% 3% 6%
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19
Q1'19+Q1'20
Q2'19+Q2'20

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly



$17 20%
$15 19%
$20 23%
$12 17%
$16 19%
$16 20%
$20 23%
$14 19%
$18 21%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Please see non-GAAP reconciliations at the end of this document.

Page 16 of 34

NATIONAL PEN

National Pen's Q2 FY2020 revenue declined 4% on a reported basis and declined 3% in constant currencies, which was in line with our expectations. The revenue and EBITDA results in this segment reflect a year-over-year reduction in prospecting activities and operational improvements that have laid the foundation for a more successful FY2020 than FY2019. As described at the beginning of the fiscal year, the lower prospecting levels mean that we anticipate flat-to-low single-digit constant-currency revenue growth for the full year, although growth rates will vary from quarter to quarter. Year-to-date reported revenue growth was flat year over year, and constant-currency revenue growth was 1%, in line with that expectation.

Segment EBITDA improved year over year by 6%, or $1.5 million, in Q2 FY2020. Segment EBITDA margin improved 190 basis points in Q2 FY2020 compared to the year-ago period. The year-to-date EBITDA improvement of $8.1 million, or 400 basis points of margin, provides a more complete picture of the year-over-year changes we have made as direct mail prospecting costs are expensed as incurred; therefore, much of the reduction benefited our first quarter profitability even though the impact on revenue is mostly in the second quarter.

National Pen's Q2 and year-to-date operational results reflect solid progress against the priorities we discussed at our August 2019 investor day including a continued expansion of National Pen's new e-commerce platform, improvements to customer value, the initial steps of migration of European mail fulfillment from Mexico to Europe to reduce disruptions that occurred in transit last fiscal year, and continued manufacturing improvements.


Revenue ($M) & Reported Revenue Growth
Quarterly
$126
$82 39%
$66 22%
$66 10%
$133 5%
$80 (2%)
$70 6%
$70 6%
$128 (4%)
Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20


Organic Constant-Currency Revenue Growth
Quarterly
28%
30%
19%
11%
7%
1%
8%
8%
(3%)
Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20


Segment EBITDA (Loss) ($M)* &
Segment EBITDA (Loss) Margin
Quarterly
$19 15%
$2 3%
$5 8%
($16) (25%)
$27 20%
$— —%
$7 10%
($10) (14%)
$28 22%
Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20

**Starting in Q1 FY2019, segment EBITDA was impacted by the adoption of the new U.S. GAAP revenue recognition standard that resulted in the earlier recognition of direct mail expenses in our National Pen business. This is an expense timing impact only that created fluctuations in year-over-year segment EBITDA trends throughout FY19. The accounting treatment for FY2020 and FY2019 is comparable.*

Please see non-GAAP reconciliations at the end of this document.

Page 17 of 34

ALL OTHER BUSINESSES

The growth rates for the various businesses that comprise this segment vary greatly from each other and tend to fluctuate from quarter to quarter. This is the first quarter in which BuildASign, the largest business in this segment, is reflected in our year-over-year organic growth rate. It grew in line with expectations set at the beginning of the fiscal year during its typical seasonal peak. The early-stage businesses in this segment also delivered good results during Q2 FY2020 relative to our expectations. These early-stage businesses continue to pivot and evolve their business models as they learn more about the markets they serve, and therefore, we expect fluctuations in growth. The organic growth rate for this segment is currently suppressed by recent actions we have taken to restructure our Printi business in Brazil, where we are seeing substantial year-over-year improvements in profitability, as described in recent quarters. This is another example of foregoing revenue if we do not believe it can generate sufficient returns on the capital it requires or otherwise distracts from areas of the business that have an opportunity to generate higher returns on capital.

Q2 FY2020 segment EBITDA (loss) improved year over year by $6.0 million, primarily driven by reduced losses in our Printi business, as well as profit growth in BuildASign, partially offset by increased investments in our other early-stage businesses. Segment EBITDA (loss) margin improved substantially year over year from (5%) last year to 7% in Q2 FY2020.


Revenue ($M) & Reported Revenue Growth
Quarterly
Revenue
Reported Revenue Growth
$7
$7
$7
$8
$48
$38
$42
$42
$50
(78%)
(65%)
(66%)
(59%)
544%
443%
500%
448%
3%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20


Organic Constant-Currency Revenue Growth
Quarterly
16%
79%
59%
41%
12%
(15%)
—%
(4%)
4%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

BUSINESSES IN THIS REPORTABLE SEGMENT:

With the exception of BuildASign, which is a larger and profitable business, the All Other Businesses segment consists of multiple small, rapidly evolving early-stage businesses that we continue to manage at an operating loss as previously described and planned. These businesses are subject to high degrees of risk and we expect fluctuations in growth as each of their business models rapidly evolve in function of customer feedback, testing, and entrepreneurial pivoting.

BuildASign is an e-commerce provider of canvas-print wall décor, business signage and other large-format printed products, based in Austin, Texas.

Printi, the online printing leader in Brazil, offers a superior customer experience with transparent and attractive pricing, reliable service and quality.

VIDA is an innovative startup that brings manufacturing access and an e-commerce marketplace to artists, thereby enabling artists to convert ideas into beautiful, original products for customers, ranging from custom fashion, jewelry and accessories to home accent pieces.

YSD is a startup business in China that provides end-to-end mass customization software solutions to brands and IP owners, supporting multiple channels including retail stores, websites, WeChat and e-commerce platforms to enhance brand awareness and competitiveness, and develop new markets.


Segment EBITDA (Loss) ($M) &
Segment EBITDA (Loss) Margin
Quarterly
($3)
($3)
($4)
($5)
($2)
($1)
$2
$2
$4
(40%)
(49%)
(55%)
(61%)
(5%)
(3%)
4%
4%
7%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Please see non-GAAP reconciliations at the end of this document.

Page 18 of 34

CENTRAL AND CORPORATE COSTS

Central and corporate costs increased 142% year over year in Q2 FY2020 from $13.1 million to $31.7 million, largely because the Q2 FY2019 costs were reduced by a $15.4 million one-time benefit from the reversal of share-based compensation (SBC) expense related to supplemental performance share unit awards.

Excluding unallocated SBC, central and corporate costs were up 19%, or $4.7 million, year over year during the quarter, including professional fees of $2.0 million related to our recent cross-border merger to Ireland. We also incurred $1.0 million of increased central technology investments and central operating costs which were partially offset by efficiencies which show up in the segment reporting for our businesses.

Our central technology teams continue to make good progress in developing new MCP technologies and in helping our businesses adopt pre-existing ones. Focus areas continue to be intra-Cimpress wholesale transactions, the adoption of modern e-commerce technologies, and technologies that improve customer experience, drive higher conversion rates and automate manual processes. Additionally, we continue to invest to help our businesses make their systems and information more secure.

WHAT ARE CENTRAL AND CORPORATE COSTS?	
Unallocated Share Based Comp	The GAAP accounting value of performance share units (PSUs) across Cimpress, minus what we cross-charge either to our businesses or to the above central cost categories. We cross-charge the cash grant value of a long-term incentive award. Additionally, the accounting value of the Supplemental PSUs (SPSUs) expense or benefit, if any, are included in this category.
MCP Investment	Software engineering and related costs to expand the functionality of our Mass Customization Platform (MCP).
Central Operating Costs	Our operationally oriented shared-service organizations of (1) global procurement, (2) the technical maintenance and hosting of the MCP, and (3) privacy and information security management, plus the administrative costs of our Cimpress India offices where numerous Cimpress businesses have dedicated business-specific team members. These costs are required to operate our businesses.
Corporate Costs	Corporate activities, including the office of the CEO, the board, directors and officers insurance, treasury, tax, capital allocation, financial consolidation, audit, corporate legal, internal company-wide communications, investor relations and corporate strategy. Additionally, the expense or benefit, if any, for the supplemental performance cash awards that accompany some of the SPSUs are included in this category.

**Central and Corporate Costs ($M)*
Quarterly**


Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$30
$7
$5
$9
$9
$33
$9
$5
$9
$10
$31
$7
$5
$9
$10
$29
$4
$5
$9
$11
$13
$6
$10
$9
$(11)
$26
$6
$10
$10
$27
$3
$5
$9
$9
$27
$6
$10
$12
($1)
$32
$3
$6
$10
$13
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

**Q2 FY2019 Central and Corporate Costs were impacted by the reversal of the previously recognized $15.4 million expense for our SPSUs, when we concluded that the achievement of the performance condition was no longer probable. Please see our Q2 FY2019 "Quarterly Earnings Document" for more context.*

**Central and Corporate Costs
Excluding Unallocated Share-Based Comp*
($M and as a % of Total Revenue)**


$23
3%
$24
4%
$24
4%
$25
4%
$24
3%
$26
4%
$24
4%
$27
4%
$29
4%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

**We present this cost category excluding the Unallocated SBC to help our investors see the potential for scale leverage in these central costs without the volatility and accounting complexities of the Unallocated SBC. For avoidance of doubt, we view SBC as a cost, and believe investors should too. As a reminder, we charge our businesses a cost based on the cash value of long-term incentive grants, which excludes some of these accounting complexities, and which is included in each segment's results each period. You can find additional information on the LTI overview document posted on ir.cimpress.com. All numbers are rounded to the nearest million and may not sum to total Central and Corporate Costs when combined with the rounded Unallocated SBC figures in the chart above.*

Please see non-GAAP reconciliations at the end of this document.

Page 19 of 34

CURRENCY IMPACTS

Changes in currency rates negatively impacted our year-over-year reported revenue growth rate by 200 basis points in Q2 FY2020, though this impacted some segments more than others. There are many natural expense offsets in local currencies in our business and, therefore, the net currency impact to our bottom line is less pronounced than it is to revenue. As such, we look at constant-currency growth rates to understand revenue trends in the absence of currency movements but typically evaluate our bottom line inclusive of currency movements.

Our most significant net currency exposures by volume are the Euro and the British Pound. We enter into currency derivative contracts to hedge the risk for certain currencies where we have a net adjusted EBITDA exposure. We hedge our adjusted EBITDA exposures because a slightly different but similar EBITDA measure is the primary metric used in our debt covenants. We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other income (expense), net, along with other currency-related gains or losses. The realized gains or losses on our hedging contracts are added to our adjusted EBITDA to show the economic impact of our hedging activities.

Our Other income (expense), net was ($9.0) million in Q2 FY2020. The vast majority of this is currency related, as follows:

- Realized gains on certain currency hedges were $10.4 million for the second quarter. These realized gains affect our net income, adjusted EBITDA, and adjusted free cash flow. They are not allocated to segment-level EBITDA.
- Unrealized currency net losses of approximately $19.4 million in Q2 were primarily related to the revaluation of intercompany, cash, and debt balances, and currency derivatives. These are included in our net income but excluded from our adjusted EBITDA.

Overall, for the reasons described above, year-over-year fluctuations in currencies create different impacts on the various financial results you see throughout this document. At the top right of this page is a table describing these directional net currency impacts when compared to the prior-year period. For the quarter the net impact of currency on EBITDA was negligible and the net impact of currency on adjusted free cash flow was slightly unfavorable.

Financial Measure	Y/Y Impact from Currency* Q2 FY2020
Revenue	Negative
Operating income	Negative
Net income	Negative
Segment EBITDA	Mixed by segment
Adjusted EBITDA	Neutral
Adjusted free cash flow	Negative

**Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation.*

Other Income (Expense), Net ($M)



($8)
($2)
$5
$10
$10
($2)
$9
$16
($9)
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Realized Gains (Losses) on Certain Currency Derivatives ($M)



($4)
($5)
($2)
$2
$7
$5
$6
$5
$10
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20

Please see non-GAAP reconciliations at the end of this document.

Page 20 of 34

HOUSEKEEPING ITEMS Please note the following housekeeping item: • We receive questions from investors from time to time about our leverage policy. In light of our recent EBITDA expansion and increased debt from share repurchases, we have decided to clarify our intent: we are committed to maintaining leverage at a level no greater than 3.5x trailing-twelve-month EBITDA as defined in our debt covenants. For internal investments, share repurchases, and small “tuck-in” M&A, we will not intentionally take leverage beyond 3.5x. If and when we return to assessing large M&A opportunities, which we do not expect over the next 1 to 2 years, we will not intentionally take leverage above 4.0x, and would only go up to 4.0x with a clear de-leverage path. We prefer to repay debt when investment opportunities cannot be pursued at attractive returns and specifically do not seek to maintain a certain leverage ratio to optimize our cost of capital so the amounts referenced here are all maximums, not targets. • As a follow up to our cross-border merger to Ireland on December 3, 2019, we expect the final legal and administrative steps that allow us to repurchase shares, if we so choose and subject to customary restrictions, to be complete by early February. • In our third quarter ending March 31, 2020, we will pass the anniversary of our significant advertising spend reductions in the Vistaprint business that began in January 2019 and deepened throughout the March 2019 quarter. As a result, we expect the year-over-year decline in advertising spend during the remainder of the fiscal year will be more modest than in recent quarters. Additionally, in Vistaprint we continue to make investments in the areas outlined at our August 2019 investor day, including in technology, marketing and data science and analytics. We have increased hiring in many of these areas now that the Vistaprint executive team is fully staffed. We are making these investments in Vistaprint with an eye toward future growth, but we believe it is prudent not to change our revenue growth outlook for this segment until we begin to demonstrate that revenue growth. We will also begin to lap the changes in National Pen's decreased direct mail prospecting, among other changes announced last January. As a result of these factors, we do not expect the significant year-to-date margin expansion to continue in the second half of the fiscal year, although we do believe the improved profit and cash flow margins relative to periods prior to these changes can be sustained. • Our estimated aggregate spend for FY2020 growth investments as discussed in our investor letter dated July 31, 2019, remains on track. • As described earlier in this document, we do not expect the $114 million discrete Swiss tax reform benefit to our Q2 FY2020 GAAP income statement to impact cash taxes for this fiscal year as we don't expect to realize the majority of this benefit until fiscal years 2025 through 2030. Please see non-GAAP reconciliations at the end of this document. Page 21 of 34

CIMPRESS PLC CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) December 31, June 30, 2019 2019 Assets Current assets: Cash and cash equivalents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 36,917 $ 35,279 Accounts receivable, net of allowances of $9,970 and $7,313, respectively . . . . . . . . . . . . . . . . 70,496 60,646 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 80,151 66,310 Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72,751 78,065 Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 260,315 240,300 Property, plant and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 364,155 490,755 Operating lease assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 173,156 — Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72,148 69,840 Deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 160,058 59,906 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 721,057 718,880 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 235,031 262,701 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37,414 25,994 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 2,023,334 $ 1,868,376 Liabilities, noncontrolling interests and shareholders’ (deficit) equity Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 216,991 $ 185,096 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 237,171 194,715 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32,574 31,780 Short-term debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 73,755 81,277 Operating lease liabilities, current. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37,698 — Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11,444 27,881 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 609,633 520,749 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36,216 44,531 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,296,535 942,290 Lease financing obligation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 112,096 Operating lease liabilities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 143,276 — Other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49,997 53,716 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,135,657 1,673,382 Commitments and contingencies Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 68,201 63,182 Shareholders’ equity: Preferred shares, nominal value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 44,080,627 shares issued; and 26,205,347 and 30,445,669 shares outstanding, respectively . . . . . . . . . . . 615 615 Deferred ordinary shares, nominal value €1.00 per share, 25,000 shares authorized, issued and outstanding (1). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 — Treasury shares, at cost, 17,875,280 and 13,634,958 shares, respectively. . . . . . . . . . . . . . . . . (1,275,057) (737,447) Additional paid-in capital. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 424,058 411,079 Retained earnings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 745,326 537,422 Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (75,494) (79,857) Total shareholders' (deficit) equity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (180,524) 131,812 Total liabilities, noncontrolling interests and shareholders’ (deficit) equity . . . . . . . . . . . . . . . . . . . $ 2,023,334 $ 1,868,376 (1) In conjunction with the cross-border merger to Ireland, 25,000 Cimpress plc deferred ordinary shares were issued to meet the statutory minimum capital requirements of an Irish public limited company. These deferred ordinary shares will not dilute the economic ownership of Cimpress plc shareholders as they have no voting rights, and do not entitle the holders to dividends or distributions, or to participate in surplus assets beyond the nominal value of the shares. Page 22 of 34

CIMPRESS PLC CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited in thousands, except share and per share data) Three Months Ended Six Months Ended December 31, December 31, 2019 2018 2019 2018 Revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 820,333 $ 825,567 $1,454,292 $1,414,548 Cost of revenue (1). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 394,018 411,496 719,683 713,967 Technology and development expense (1). . . . . . . . . . . . . . . . . . . . 64,427 56,707 127,594 114,885 Marketing and selling expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . 173,336 210,661 334,253 392,334 General and administrative expense (1) . . . . . . . . . . . . . . . . . . . . . 51,910 40,216 95,533 81,392 Amortization of acquired intangible assets. . . . . . . . . . . . . . . . . . . . 13,150 14,846 26,168 26,147 Restructuring expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,897 1,026 4,087 1,196 Income from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 121,595 90,615 146,974 84,627 Other (expense) income, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (9,040) 9,629 6,634 19,881 Interest expense, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (15,701) (16,808) (30,788) (30,585) Income before income taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 96,854 83,436 122,820 73,923 Income tax (benefit) expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (93,795) 14,399 (87,680) 19,880 Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 190,649 69,037 210,500 54,043 Add: Net (loss) income attributable to noncontrolling interest . . . . . (426) (23) (246) 332 Net income attributable to Cimpress plc. . . . . . . . . . . . . . . . . . . . . . $ 190,223 $ 69,014 $210,254 $54,375 Basic net income per share attributable to Cimpress plc . . . . . . . . . $ 7.04 $ 2.24 $7.41 $1.76 Diluted net income per share attributable to Cimpress plc. . . . . . . . $ 6.81 $ 2.17 $7.19 $1.70 Weighted average shares outstanding — basic. . . . . . . . . . . . . . . . 27,036,675 30,863,339 28,391,855 30,873,478 Weighted average shares outstanding — diluted. . . . . . . . . . . . . . . 27,916,759 31,820,497 29,223,116 31,913,510 ____________________________________________ (1) Share-based compensation is allocated as follows: Three Months Ended Six Months Ended December 31, December 31, 2019 2018 2019 2018 Cost of revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 97 $ 163 $185 $278 Technology and development expense . . . . . . . . . . . . . . . . . . . . . . 2,043 (1,528) 3,777 680 Marketing and selling expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 533 (1,877) (778) (514) General and administrative expense . . . . . . . . . . . . . . . . . . . . . . . . 5,652 522 9,891 5,752 Restructuring expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108 — 772 — Page 23 of 34

CIMPRESS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited, in thousands) Three Months Ended Six Months Ended December 31, December 31, 2019 2018 2019 2018 Operating activities Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 190,649 $ 69,037 $ 210,500 $ 54,043 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42,356 44,502 84,891 85,220 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . 8,433 (2,720) 13,847 6,196 Deferred taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (104,615) 12,207 (105,575) 8,244 Unrealized gain on derivatives not designated as hedging instruments included in net income. . . . . . . . . . . . . . . . . . . . . . . . . . . 22,075 (3,815) 7,548 (9,581) Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency . . . . . . . . . . . . . . . . . . . . . . . (3,669) 193 1,359 (2,663) Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,680 1,675 3,045 2,420 Changes in operating assets and liabilities: Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,645) (4,575) (8,240) (11,866) Inventory. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4,270) 1,862 (10,680) (9,454) Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . (2,992) (9,180) (2,255) (8,397) Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35,470 47,253 24,432 48,839 Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . 18,720 26,831 46,225 42,489 Net cash provided by operating activities . . . . . . . . . . . . . . . . . . . . . . . 202,192 183,270 265,097 205,490 Investing activities Purchases of property, plant and equipment . . . . . . . . . . . . . . . . . . . . . (13,901) (17,741) (28,094) (38,767) Business acquisitions, net of cash acquired . . . . . . . . . . . . . . . . . . . . . — (271,269) (4,272) (289,269) Purchases of intangible assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — (22) Capitalization of software and website development costs . . . . . . . . . . (10,946) (10,688) (23,417) (21,921) Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 177 205 847 523 Other investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 217 (447) 1,120 (52) Net cash used in investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . (24,453) (299,940) (53,816) (349,508) Financing activities Proceeds from borrowings of debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 356,300 447,842 634,085 692,938 Payments of debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (218,054) (268,305) (292,446) (474,997) Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (13) — (1,471) Payments of withholding taxes in connection with equity awards . . . . . (103) (359) (462) (2,125) Payments of finance lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . (2,645) (4,598) (5,364) (8,780) Purchase of noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . — (41,177) — (41,177) Purchase of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (305,690) (14,043) (537,573) (14,043) Proceeds from issuance of ordinary shares . . . . . . . . . . . . . . . . . . . . . 6 2,891 6 2,891 Distribution to noncontrolling interest . . . . . . . . . . . . . . . . . . . . . . . . . . (3,921) (3,375) (3,921) (3,375) Other financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (278) (645) (1,715) — Net cash (used in) provided by financing activities . . . . . . . . . . . . . . . . (174,385) 118,218 (207,390) 149,861 Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . . 2,329 (1,352) (2,253) (1,806) Net increase in cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . 5,683 196 1,638 4,037 Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . . 31,234 48,068 35,279 44,227 Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . . . $ 36,917 $ 48,264 $ 36,917 $ 48,264 Page 24 of 34

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, constant-currency revenue growth excluding revenue from acquisitions and divestitures made in the last twelve months, upload and print group revenue growth, constant currency revenue growth and profit, adjusted EBITDA, adjusted free cash flow and trailing- twelve-month return on invested capital: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above. The organic constant-currency growth rate excludes Albumprinter revenue from Q1 FY2017 through Q1 FY2018, Digipri (the part of our Japan business that we previously sold) revenue for Q2 FY2018, VIDA revenue from Q1 FY2019 through Q4 FY2019, and BuildASign revenue from Q2 FY2019 through Q1 FY2020. • Upload and print group revenue growth is the combination of revenue for PrintBrothers and The Print Group in USD, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group constant-currency revenue growth is the combination of revenue for PrintBrothers and The Print Group in constant currencies, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group EBITDA is the combination of segment EBITDA for PrintBrothers and The Print Group. • Adjusted EBITDA is defined as operating income plus depreciation and amortization (excluding depreciation and amortization related to our Waltham, Massachusetts office lease) plus share-based compensation expense plus proceeds from insurance plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives less interest expense related to our Waltham, Massachusetts office lease less gain on purchase or sale of subsidiaries. • Adjusted free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, plus gains on proceeds from insurance. • Trailing-Twelve-Month Return on Invested Capital is adjusted net operating profit after tax (NOPAT) or adjusted NOPAT excluding share-based compensation, divided by debt plus redeemable noncontrolling interest plus shareholders' equity, less excess cash. Adjusted NOPAT is defined as adjusted EBITDA from above, plus depreciation and amortization (except depreciation related to Waltham lease and amortization of acquired intangibles), plus share-based compensation not related to investment consideration or restructuring, less cash taxes. Adjusted NOPAT excluding share-based compensation removes all share-based compensation expense in Adjusted NOPAT. Excess cash is cash and equivalents greater than 5% of last twelve month revenues and, if negative, is capped at zero. Leases have not been converted to debt for purposes of this calculation. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, as we have become more acquisitive over recent years we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for our currency forward contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.  Page 25 of 34

CONSTANT-CURRENCY REVENUE GROWTH RATES (Quarterly) Total Company Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Reported revenue growth 32% 16% 12% 5% 8% 4% 7% 8% (1)% Currency impact (5)% (8)% (4)% 1% 3% 5% 3% 2% 2 % Revenue growth in constant currency 27% 8% 8% 6% 11% 9% 10% 10% 1 % Impact of TTM acquisitions, divestitures & JVs (16)% 3% 3% 2% (5)% (6)% (5)% (6)% (1)% Revenue growth in constant currency ex. TTM 11% 11% 11% 8% 6% 3% 5% 4% — % acquisitions, divestitures & JVs Vistaprint Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Reported revenue growth 12% 11% 11% 6% 1% (2)% (2)% (1)% (2)% Currency impact (3)% (4)% (2)% 1% 2% 3% 2% 2% — % Revenue growth in constant currency 9% 7% 9% 7% 3% 1% — % 1% (2)% Upload and Print ($M) Q2FY19 Q2FY20 YTD YTD Q2FY2019 Q2FY2020 PrintBrothers reported revenue $ 116.3 $ 126.6 $ 217.7 $ 235.9 The Print Group reported revenue $ 87.7 $ 87.7 $ 158.7 $ 160.0 Upload and Print inter-segment eliminations $ (0.2) $ (0.2) $ (0.4) $ (0.5) Total Upload and Print revenue in USD $ 203.8 $ 214.1 $ 376.0 $ 395.4 Upload and Print Q1FY20 Q2FY20 YTD YTD Q2FY2019 Q2FY2020 Reported revenue growth 5% 5% 7% 5 % Currency impact 5% 3% 2% 4 % Revenue growth in constant currency 10% 8% 9% 9 % Impact of TTM acquisitions —% (2)% —% (1)% Revenue growth in constant currency excl. TTM acquisitions 10% 6% 9% 8 % PrintBrothers Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Reported revenue growth 30% 35% 26% 10% 8% 5% 8% 8% 9 % Currency impact (11)% (18)% (10)% 2% 4% 9% 7% 5% 3 % Revenue growth in constant currency 19% 17% 16% 12% 12% 14% 15% 13% 12 % Impact of TTM acquisitions — % — % — % —% —% —% —% —% (4)% Revenue growth in constant currency excl. TTM 19% 17% 16% 12% 12% 14% 15% 13% 8 % acquisitions The Print Group Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Reported revenue growth 23% 23% 13% 4% 3% (2)% 3% 2% —% Currency impact (10)% (16)% (9)% 1% 3% 8% 6% 5% 3% Revenue growth in constant currency 13% 7% 4% 5% 6% 6% 9% 7% 3% Impact of TTM acquisitions — % — % — % —% —% — % —% —% —% Revenue growth in constant currency excl. TTM 13% 7% 4% 5% 6% 6% 9% 7% 3% acquisitions Values may not sum to total due to rounding. Page 26 of 34

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT'D)

(Quarterly)

National Pen	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20
Reported revenue growth[1]	100 %	39 %	22 %	10%	5%	(2)%	6%	6%	(4)%
Currency impact	— %	(9)%	(3)%	1%	2%	3 %	2%	2%	1 %
Revenue growth in constant currency	100 %	30 %	19 %	11%	7%	1 %	8%	8%	(3)%
Impact of TTM acquisitions	(100)%	— %	— %	—%	—%	— %	—%	—%	— %
Revenue growth in constant currency excl. TTM acquisitions	— %	30 %	19 %	11%	7%	1 %	8%	8%	(3)%
Pro Forma National Pen Growth Rates:									
Pro forma revenue growth in U.S. dollars	*33 %*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*
Currency impact	*(5)%*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*
Pro forma revenue growth in constant currency	*28 %*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*
Impact of discontinued operations	*— %*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*
Pro forma revenue growth in constant currency, excluding discontinued operations	*28 %*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*

[1]*National Pen's reported revenue growth was 100% for Q2 FY18 since we did not own this business in the corresponding year-ago periods.*

All Other Businesses	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20
Reported revenue growth	(78)%	(65)%	(66)%	(59)%	544 %	443 %	500 %	448 %	3%
Currency impact	(1)%	1 %	4 %	8 %	14 %	12 %	9 %	1 %	1%
Revenue growth in constant currency	(79)%	(64)%	(62)%	(51)%	558 %	455 %	509 %	449 %	4%
Impact of TTM acquisitions and divestitures	95 %	143 %	121 %	92 %	(546)%	(470)%	(509)%	(453)%	—%
Revenue growth in constant currency excl. TTM acquisitions & divestitures	16 %	79 %	59 %	41 %	12 %	(15)%	— %	(4)%	4%

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES

(Quarterly)

Total Company	Q2FY17	Q3FY17	Q4FY17	Q1FY18
Reported revenue growth	16 %	26 %	18 %	27 %
Currency impact	2 %	2 %	2 %	(3)%
Revenue growth in constant currency	18 %	28 %	20 %	24 %
Impact of TTM acquisitions, divestitures & JVs	(10)%	(17)%	(11)%	(12)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	8 %	11 %	9 %	12 %

Values may not sum to total due to rounding.

Page 27 of 34

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT'D)

(Quarterly)

Total Company	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20
Reported revenue growth	32 %	16 %	12 %	5%	8 %	4 %	7 %	8 %	(1)%
Currency impact	(5)%	(8)%	(4)%	1%	3 %	5 %	3 %	2 %	2 %
Revenue growth in constant currency	27 %	8 %	8 %	6%	11 %	9 %	10 %	10 %	1 %
Impact of TTM acquisitions, divestitures & JVs	(16)%	3 %	3 %	2%	(5)%	(6)%	(5)%	(6)%	(1)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	11 %	11 %	11 %	8%	6 %	3 %	5 %	4 %	— %

2-Year Stacked Organic Constant-Currency	Q2'17+ Q2'18	Q3'17+ Q3'18	Q4'17+ Q4'18	Q1'18+ Q1'19	Q2'18+ Q2'19	Q3'18+ Q3'19	Q4'18+ Q4'19	Q1'19+ Q1'20	Q2'19+ Q2'20
Year 1 (Earlier of the 2 Stacked Periods)	8 %	11 %	9 %	12%	11 %	11 %	11 %	8 %	6 %
Year 2 (More Recent of the 2 Stacked Periods)	11 %	11 %	11 %	8%	6 %	3 %	5 %	4 %	— %
Year 1 + Year 2	19 %	22 %	20 %	20%	17 %	14 %	16 %	12 %	6 %

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes Albumprinter revenue from Q1 FY2017 through Q1 FY2018, Digipri (the part of our Japan business that we previously sold) revenue, for Q2 FY2018, and VIDA revenue from Q1 FY2019 through Q4 FY2019 and BuildASign revenue from Q2 FY2019 through Q1 FY2020.

Vistaprint	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20
Reported revenue growth	12 %	11 %	11 %	6%	1%	(2)%	(2)%	(1)%	(2)%
Currency impact	(3)%	(4)%	(2)%	1%	2%	3 %	2 %	2 %	— %
Revenue growth in constant currency	9 %	7 %	9 %	7%	3%	1 %	— %	1 %	(2)%
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	—%	—%	— %	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	9 %	7 %	9 %	7%	3%	1 %	— %	1 %	(2)%

2-Year Stacked Organic Constant-Currency	Q2'18+ Q2'19	Q3'18+ Q3'19	Q4'18+ Q4'19	Q1'19+ Q1'20	Q2'19+ Q2'20
Year 1 (Earlier of the 2 Stacked Periods)	9%	7 %	9 %	7 %	3 %
Year 2 (More Recent of the 2 Stacked Periods)	3%	1 %	— %	1 %	(2)%
Year 1 + Year 2	12%	8 %	9 %	8 %	1 %

Values may not sum to total due to rounding.

Page 28 of 34

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT'D) (Quarterly) PrintBrothers Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Reported revenue growth 30% 35% 26% 10% 8% 5% 8% 8% 9 % Currency impact (11)% (18)% (10)% 2% 4% 9% 7% 5% 3 % Revenue growth in constant currency 19% 17% 16% 12% 12% 14% 15% 13% 12 % Impact of TTM acquisitions, divestitures & JVs — % — % — % —% —% —% —% —% (4)% Revenue growth in constant currency ex. TTM 19% 17% 16% 12% 12% 14% 15% 13% 8 % acquisitions, divestitures & JVs 2-Year Stacked Organic Constant-Currency Q2'18+ Q3'18+ Q4'18+ Q1'19+ Q2'19+ Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Year 1 (Earlier of the 2 Stacked Periods) 19% 17% 16% 12% 12 % Year 2 (More Recent of the 2 Stacked Periods) 12% 14% 15% 13% 8 % Year 1 + Year 2 31% 31% 31% 25% 20 % The Print Group Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Reported revenue growth 23% 23% 13% 4% 3% (2)% 3% 2% —% Currency impact (10)% (16)% (9)% 1% 3% 8% 6% 5% 3% Revenue growth in constant currency 13% 7% 4% 5% 6% 6% 9% 7% 3% Impact of TTM acquisitions, divestitures & JVs — % — % — % —% —% — % —% —% —% Revenue growth in constant currency ex. TTM 13% 7% 4% 5% 6% 6% 9% 7% 3% acquisitions, divestitures & JVs 2-Year Stacked Organic Constant-Currency Q2'18+ Q3'18+ Q4'18+ Q1'19+ Q2'19+ Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Year 1 (Earlier of the 2 Stacked Periods) 13% 7% 4% 5% 6% Year 2 (More Recent of the 2 Stacked Periods) 6% 6% 9% 7% 3% Year 1 + Year 2 19% 13% 13% 12% 9% GROSS PROFIT AND CONTRIBUTION PROFIT (Quarterly, in millions except percentages) Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Total revenue $762.1 $636.1 $631.1 $589.0 $825.6 $661.8 $674.7 $634.0 $820.3 Cost of revenue $360.3 $319.2 $316.6 $302.5 $411.5 $342.7 $344.7 $325.7 $394.0 Gross profit (revenue minus cost of revenue) $401.8 $316.9 $314.6 $286.5 $414.1 $319.1 $330.0 $308.3 $426.3 as a percent of total revenue 52.7% 49.8% 49.8% 48.6% 50.2% 48.2% 48.9% 48.6% 52.0% Advertising expense and payment processing fees $140.8 $118.5 $108.8 $123.4 $147.8 $108.7 $91.5 $103.5 $109.6 Contribution profit (gross profit minus $261.0 $198.4 $205.7 $163.2 $266.3 $210.4 $238.5 $204.8 $316.8 advertising/processing fees) as a percent of total revenue 34.3% 31.2% 32.6% 27.7% 32.3% 31.8% 35.4% 32.3% 38.6% Values may not sum to total due to rounding. Page 29 of 34

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20
Vistaprint	$ 111.0	$ 70.4	$ 68.1	$ 60.0	$ 97.0	$ 82.6	$ 88.0	$ 80.6	$ 132.2
PrintBrothers	12.0	9.1	11.6	10.6	11.7	8.1	13.1	10.8	16.5
The Print Group	16.8	15.0	19.5	11.8	16.4	15.7	20.1	13.6	18.1
National Pen	19.4	2.1	5.2	(16.5)	26.6	0.1	7.0	(9.9)	28.1
All Other Businesses	(3.0)	(3.4)	(3.8)	(4.7)	(2.3)	(1.1)	1.8	1.7	3.7
Total segment EBITDA (loss)	**$ 156.1**	**$ 93.3**	**$ 100.5**	**$ 61.2**	**$ 149.4**	**$ 105.3**	**$ 130.1**	**$ 96.9**	**$ 198.5**
Central and corporate costs ex. unallocated SBC	(22.9)	(24.0)	(24.3)	(25.2)	(24.3)	(25.6)	(23.8)	(27.4)	(28.9)
Unallocated SBC	(7.5)	(8.6)	(7.0)	(4.1)	11.1	(0.2)	(3.1)	0.5	(2.8)
Exclude: share-based compensation included in segment EBITDA	11.8	12.8	11.0	8.9	(5.6)	4.5	7.6	4.8	8.3
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	(3.5)	(4.8)	(2.5)	1.6	7.4	4.8	6.4	4.8	10.4
Adjusted EBITDA	**$ 134.0**	**$ 68.7**	**$ 77.6**	**$ 42.5**	**$ 138.1**	**$ 88.9**	**$ 117.2**	**$ 79.5**	**$ 185.5**
Depreciation and amortization	(41.3)	(43.4)	(41.9)	(40.7)	(44.5)	(44.1)	(43.7)	(42.5)	(42.4)
Waltham, MA lease depreciation adjustment[1]	1.0	1.0	1.0	1.0	1.0	1.0	1.0	—	—
Proceeds from insurance	(0.4)	(0.3)	—	—	—	—	—	—	—
Earn-out related charges	(1.3)	—	—	—	—	—	—	—	—
Share-based compensation expense[2]	(12.8)	(12.8)	(16.7)	(8.9)	2.7	(4.5)	(7.6)	(4.8)	(8.3)
Certain impairments and other adjustments	(0.5)	(0.9)	(1.5)	0.1	(0.1)	(0.8)	(9.9)	0.2	(0.9)
Restructuring-related charges	(11.5)	(2.3)	(0.6)	(0.2)	(1.0)	(7.9)	(3.0)	(2.2)	(1.9)
Interest expense for Waltham, MA lease[1]	1.9	1.8	1.8	1.8	1.8	1.8	1.8	—	—
Gain on purchase or sale of subsidiaries[3]	—	—	(0.4)	—	—	—	—	—	—
Realized (gains) losses on currency derivatives not included in operating income	3.5	4.8	2.5	(1.6)	(7.4)	(4.8)	(6.4)	(4.8)	(10.4)
Total income from operations	**$ 72.7**	**$ 16.6**	**$ 21.9**	**$ (6.0)**	**$ 90.6**	**$ 29.6**	**$ 49.4**	**$ 25.4**	**$ 121.6**
Operating income margin	*10%*	*3%*	*3%*	*(1)%*	*11%*	*4%*	*7%*	*4%*	*15%*
Operating income year-over-year growth	*116%*	*140%*	*326%*	*(113)%*	*25%*	*78%*	*126%*	*524%*	*34%*

[1] During Q1 FY2020, we adopted the new lease accounting standard, ASC 842. Our Waltham, MA lease, which was previously classified as build-to-suit, is now classified as an operating lease under the new standard. The Waltham depreciation and interest expense adjustments that were made in comparative periods are no longer made beginning in FY2020, as any impact from the Waltham lease is reflected in operating income.
[2] Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to earn-out mechanisms dependent upon continued employment.
[3] Includes the impact of a bargain purchase gain as defined by ASC 805-30 for an acquisition in which the identifiable assets acquired and liabilities assumed are greater than the consideration transferred, that was recognized in general and administrative expense in our consolidated statement of operations during the three months ended September 30, 2017.

Values may not sum to total due to rounding.

Page 30 of 34

ADJUSTED EBITDA

(Quarterly, in millions)

	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20
GAAP operating income (loss)	$72.7	$16.6	$21.9	($6.0)	$90.6	$29.6	$49.4	$25.4	$121.6
Depreciation and amortization	$41.3	$43.4	$41.9	$40.7	$44.5	$44.1	$43.7	$42.5	$42.4
Waltham, MA lease depreciation adjustment	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	$—	$—
Share-based compensation expense[1]	$12.8	$12.8	$16.7	$8.9	($2.7)	$4.5	$7.6	$4.8	$8.3
Proceeds from insurance	$0.4	$0.3	$—	$—	$—	$—	$—	$—	$—
Interest expense associated with Waltham, MA lease	($1.9)	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)	$—	$—
Earn-out related charges	$1.3	$—	$—	$—	$—	$—	$—	$—	$—
Certain impairments and other adjustments	$0.5	$0.9	$1.5	($0.1)	$0.1	$0.8	$9.9	($0.2)	$0.9
Gain on purchase or sale of subsidiaries	$—	$—	$0.4	$—	$—	$—	$—	$—	$—
Restructuring related charges	$11.5	$2.3	$0.6	$0.2	$1.0	$7.9	$3.0	$2.2	$1.9
Realized gains (losses) on currency derivatives not included in operating income	($3.5)	($4.8)	($2.5)	$1.6	$7.4	$4.8	$6.4	$4.8	$10.4
Adjusted EBITDA[2,3]	**$134.0**	**$68.7**	**$77.6**	**$42.5**	**$138.1**	**$88.9**	**$117.2**	**$79.5**	**$185.5**

ADJUSTED EBITDA

(TTM, in millions)

	TTM Q2FY18	TTM Q3FY18	TTM Q4FY18	TTM Q1FY19	TTM Q2FY19	TTM Q3FY19	TTM Q4FY19	TTM Q1FY20	TTM Q2FY20
GAAP operating income (loss)	$67.7	$126.3	$157.8	$105.2	$123.1	$136.1	$163.6	$195.0	$226.0
Depreciation and amortization	$170.8	$169.7	$169.0	$167.3	$170.5	$171.2	$173.0	$174.8	$172.6
Waltham, MA lease depreciation adjustment	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)	($3.1)	($2.1)
Share-based compensation expense[1]	$39.1	$45.4	$49.1	$51.2	$35.7	$27.4	$18.3	$14.1	$25.2
Proceeds from insurance	$0.5	$0.7	$0.7	$0.7	$0.3	$—	$—	$—	$—
Interest expense associated with Waltham, MA lease	($7.6)	($7.5)	($7.5)	($7.4)	($7.4)	($7.3)	($7.2)	($5.4)	($3.6)
Earn-out related charges	$19.5	$14.6	$2.4	$1.3	$—	$—	$—	$—	$—
Certain impairments and other adjustments	$10.1	$1.4	$2.9	$2.8	$2.4	$2.3	$10.7	$10.6	$11.5
Gain on purchase or sale of subsidiaries	($48.4)	($48.4)	($47.9)	$0.4	$0.4	$0.4	$—	$—	$—
Restructuring related charges	$38.0	$15.5	$15.2	$14.6	$4.1	$9.6	$12.1	$14.1	$14.9
Realized gains (losses) on currency derivatives not included in operating income	$3.6	($5.8)	($11.4)	($9.2)	$1.8	$11.4	$20.3	$23.5	$26.5
Adjusted EBITDA[2,3]	**$289.2**	**$307.7**	**$326.1**	**$322.8**	**$326.8**	**$347.0**	**$386.5**	**$423.6**	**$471.1**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This letter uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 31 of 34

ADJUSTED FREE CASH FLOW

(Quarterly, in millions)

	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20
Net cash provided by operating activities	$160.4	($32.1)	$47.7	$22.2	$183.3	$17.0	$108.6	$62.9	$202.2
Purchases of property, plant and equipment	($18.2)	($8.8)	($13.5)	($21.0)	($17.7)	($19.2)	($12.6)	($14.2)	($13.9)
Purchases of intangible assets not related to acquisitions	($0.3)	$—	$—	$—	$—	$—	$—	$—	$—
Capitalization of software and website development costs	($9.2)	($11.4)	($11.4)	($11.2)	($10.7)	($12.7)	($14.0)	($12.5)	($10.9)
Payment of contingent earn-out liabilities	$—	$49.2	$—	$—	$—	$—	$—	$—	$—
Adjusted free cash flow	**$132.7**	**($3.0)**	**$22.8**	**($10.1)**	**$154.8**	**($14.9)**	**$81.9**	**$36.2**	**$177.3**

Reference:

Value of capital leases	$0.1	$0.4	$—	$3.6	$3.7	$4.4	$0.3	$—	$0.1
Cash restructuring payments	$6.8	$4.2	$2.2	$1.2	$0.4	$3.1	$1.3	$2.3	$0.5

Cash paid during the period for interest	$17.4	$8.0	$22.8	$7.5	$22.3	$10.1	$24.1	$9.4	$23.9
Interest expense for Waltham, MA Lease	($1.9)	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)	$—	$—
Cash interest related to borrowing	**$15.5**	**$6.2**	**$20.9**	**$5.7**	**$20.4**	**$8.3**	**$22.3**	**$9.4**	**$23.9**

ADJUSTED FREE CASH FLOW

(TTM, in millions)

	TTM Q2FY18	TTM Q3FY18	TTM Q4FY18	TTM Q1FY19	TTM Q2FY19	TTM Q3FY19	TTM Q4FY19	TTM Q1FY20	TTM Q2FY20
Net cash provided by operating activities	$218.8	$177.7	$192.3	$198.2	$221.1	$270.2	$331.1	$371.8	$390.7
Purchases of property, plant and equipment	($76.6)	($64.7)	($60.9)	($61.5)	($61.0)	($71.4)	($70.6)	($63.7)	($59.9)
Purchases of intangible assets not related to acquisitions	($0.4)	($0.4)	($0.3)	($0.3)	($0.1)	$—	($0.1)	$—	$—
Capitalization of software and website development costs	($36.3)	($38.1)	($40.8)	($43.1)	($44.7)	($46.0)	($48.7)	($49.9)	($50.1)
Payment of contingent earn-out liabilities	$—	$49.2	$49.2	$49.2	$49.2	$—	$—	$—	$—
Adjusted free cash flow	**$105.6**	**$123.8**	**$139.5**	**$142.5**	**$164.6**	**$152.7**	**$211.8**	**$258.1**	**$280.6**

Reference:

Value of capital leases	$9.6	$2.9	$0.5	$4.1	$7.6	$11.6	$11.9	$8.3	$4.8
Cash restructuring payments	$25.9	$22.6	$17.3	$14.5	$8.1	$7.0	$6.0	$7.1	$7.1

Cash paid during the period for interest	$51.0	$51.7	$56.6	$55.7	$60.6	$62.6	$63.9	$65.8	$67.4
Interest expense for Waltham, MA Lease	($7.6)	($7.5)	($7.5)	($7.4)	($7.4)	($7.3)	($7.2)	($5.4)	($3.6)
Cash interest related to borrowing	**$43.4**	**$44.2**	**$49.1**	**$48.3**	**$53.2**	**$55.3**	**$56.7**	**$60.4**	**$63.9**

Values may not sum to total due to rounding.

Page 32 of 34

INTEREST EXPENSE RELATED TO BORROWING (P&L VIEW) (Quarterly, in millions) Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 P&L view of interest expense $12.5 $12.7 $14.8 $13.8 $16.8 $16.8 $15.8 $15.1 $15.7 Less: Interest expense associated with ) ) ) ) ) ) ) Waltham, MA Lease ($1.9 ($1.8 ($1.8 ($1.8 ($1.8 ($1.8 ($1.8 $— $— Less: Interest expense related to ) ) ) ) investment consideration ($0.4 ($0.1 ($1.6 $— ($0.8 $— $— $— $— Interest expense related to borrowing $10.2 $10.7 $11.3 $11.9 $14.2 $15.0 $14.0 $15.1 $15.7 RETURN ON INVESTED CAPITAL (TTM, in millions except percentages) Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Total Debt $700.5 $812.6 $826.8 $863.6 $1,048.4 $1,075.1 $1,023.6 $1,227.8 $1,370.3 Redeemable Noncontrolling Interest $85.5 $87.8 $86.2 $91.4 $53.4 $52.4 $63.2 $65.5 $68.2 Total Shareholders' Equity $119.7 $93.6 $93.9 $82.1 $128.2 $128.9 $131.8 ($75.6) ($180.5) Excess Cash¹ $— $— $— $— $— $— $— $— $— Invested Capital² $905.7 $994.0 $1,006.9 $1,037.2 $1,230.0 $1,256.4 $1,218.6 $1,217.7 $1,258.0 Average Invested Capital³ $977.7 $971.5 $974.0 $986.0 $1,067.0 $1,132.6 $1,185.5 $1,230.7 $1,237.7 TTM TTM TTM TTM TTM TTM TTM TTM TTM Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Adjusted EBITDA $289.2 $307.7 $326.1 $322.8 $326.8 $347.0 $386.5 $423.6 $471.1 Depreciation and amortization ($170.8) ($169.7) ($169.0) ($167.3) ($170.5) ($171.2) ($173.0) ($174.8) ($172.6) Waltham, MA lease depreciation adjustment $4.1 $4.1 $4.1 $4.1 $4.1 $4.1 $4.1 $3.1 $2.1 Amortization of acquired intangible assets adjustment $51.2 $50.7 $49.9 $48.5 $50.8 $51.9 $53.3 $55.0 $53.3 Share-based compensation ex. restructuring and investment ($33.2) ($39.8) ($42.3) ($44.5) ($27.1) ($18.8) ($15.4) ($11.2) ($25.2) consideration Cash taxes paid in the current ) ) ) ) ) ) ) ) ) period ($39.5 ($31.3 ($32.3 ($32.4 ($32.8 ($30.5 ($26.3 ($25.4 ($20.6 Adjusted NOPAT $101.1 $121.8 $136.5 $131.2 $151.4 $182.6 $229.2 $270.3 $308.0 Average Invested Capital3 (from above) $977.7 $971.5 $974.0 $986.0 $1,067.0 $1,132.6 $1,185.5 $1,230.7 $1,237.7 TTM Adjusted ROIC 10% 13% 14% 13% 14% 16% 19% 22% 25% Adjusted NOPAT (from above) $101.1 $121.8 $136.5 $131.2 $151.4 $182.6 $229.2 $270.3 $308.0 Add back: SBC excluding investment consideration and $33.2 $39.8 $42.3 $44.5 $27.1 $18.8 $15.4 $11.2 $25.2 restructuring4 TTM Adjusted NOPAT excluding SBC $134.3 $161.6 $178.9 $175.7 $178.4 $201.4 $244.6 $281.5 $333.2 Average Invested Capital3 (from above) $977.7 $971.5 $974.0 $986.0 $1,067.0 $1,132.6 $1,185.5 $1,230.7 $1,237.7 TTM Adjusted ROIC excluding 14% 17% 18% 18% 17% 18% 21% 23% 27% SBC 1Excess cash is cash and equivalents > 5% of last twelve month revenues; if negative, capped at zero. 2,3Average invested capital represents a four quarter average of total debt, redeemable noncontrolling interests and total shareholder equity, less excess cash. 4Adjusted EBITDA excludes all SBC. We show adjusted NOPAT for the purposes of the ROIC calculation including SBC not related to investment consideration and restructuring, and also without. Values may not sum to total due to rounding. Page 33 of 34

ABOUT CIMPRESS: Cimpress plc (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include BuildASign, Drukwerkdeal, Exaprint, National Pen, Pixartprinting, Printi, Vistaprint and WIRmachenDRUCK. To learn more, visit http://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress plc or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Meredith Burns Paul McKinlay ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses, revenues, and profits; the development and anticipated timing of a new e-commerce platform in our Vistaprint business; the anticipated effects of our reduced advertising spend and investments in our businesses; our expectations for our Printi business; the anticipated competitive position of certain of our businesses in Europe; the deployment and anticipated benefits to our businesses of our mass customization platform; the expected impacts of Swiss tax reform; and our plans for our leverage ratio and M&A. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; our failure to execute our strategy; our inability to make the investments in our business that we plan to make or the failure of those investments to achieve the results we expect; our failure to address performance issues in some of our businesses; the failure of the businesses we acquire or invest in to perform as expected; our failure to develop and deploy our mass customization platform or the Vistaprint e-commerce platform or the failure of either platform to drive the performance, efficiencies, and competitive advantage we expect; loss of key personnel or our inability to recruit talented personnel to drive performance of our businesses; unanticipated changes in our markets, customers, or businesses; changes in the laws and regulations, or in the interpretation of laws and regulations, that affect our businesses, including changes in the timing of or regulations included in Swiss tax reform; competitive pressures; general economic conditions; and other factors described in our Form 10-K for the fiscal year ended June 30, 2019 and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this quarterly earnings document represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document. Page 34 of 34